EXHIBIT 10.2

ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made and entered into as of this 1st day of October, 2008 (the “Effective Date”) by and between HYDRON TECHNOLOGIES, INC., a New York corporation (“Hydron”), and BRAND BUILDERS RX, LLC, a Delaware limited liability (the “Company”). Certain capitalized terms used in this Agreement have the meanings ascribed to such terms on Schedule 1 hereto. Additional capitalized terms used but not otherwise defined shall have the meanings ascribed to such terms in the Joint Venture Agreement (as defined below). All such terms are incorporated herein by reference and made a part of this Agreement.

WITNESSETH:

WHEREAS, pursuant to that certain Capital Contribution and Joint Venture Agreement (the “Joint Venture Agreement”) by and between Hydron and Brand Builders International, LLC dated as of October 1, 2008, Hydron has agreed to assign substantially all of its assets, other than the Excluded Assets set forth on Schedule 2 hereto, and license or sublicense certain rights to Intellectual Property, subject only to performance and payment obligations and other ongoing liabilities relating to the ownership of the assets contributed to the Company and the terms of the License Agreement described below and, with respect to sublicenses, any license agreement between Hydron and the owner of such Intellectual Property, and the Company desires to accept such capital contribution; and

WHEREAS, each of Hydron and the Company has duly authorized the making and acceptance, respectively, of the above-described assignment and assumption by all necessary corporate and limited liability company action.

NOW, THEREFORE, on the terms and subject to the conditions hereof, and for good and adequate consideration paid and received, the parties hereto represent, warrant, covenant, agree and understand as follows:

1.	Assignment of Assets; License of Intellectual Property.

(a)       Hydron hereby assigns, transfers, grants, conveys and delivers, or causes to be assigned, transferred, granted, conveyed and delivered to the Company pursuant to the Assignment and Bill of Sale attached as Exhibit A hereto (the “Bill of Sale”), and hereby licenses or sublicenses to the Company pursuant to the terms of the License Agreement attached as Exhibit B hereto (the “License Agreement”), on an “as is” and “where is” basis, all right, title and interest of Hydron in and to the assets and Intellectual Property rights as described in the respective Schedules to the Bill of Sale and License Agreement, and subject, in the case of any sublicense of Intellectual Property rights, to the terms of any underlying license.

(b)       The assets and Intellectual Property rights assigned and transferred or licensed or sublicensed to the Company are as set forth in the Bill of Sale and the License Agreement, including the Schedules thereto (collectively, the “Assets”).

2.         Preservation of Rights With Respect to Third Parties. Notwithstanding any provision in this Agreement to the contrary, as between Hydron and any applicable third party, no business, properties, rights or assets of Hydron, including without limitation, any claim, contract, agreement, lease, license, franchise, permit, commitment, sales order or purchase order, shall be deemed transferred by way of capital contribution under this Agreement if an attempted transfer of the same without the consent or approval of another party or governmental entity would constitute a breach thereof or would in any way adversely affect the rights of Hydron and such consent or approval is not obtained, or if any transfer would be ineffective or would affect the rights of Hydron so that the Company would not in fact receive in full measure the rights of Hydron thereunder. Hydron covenants and agrees that the beneficial interest in or to such Assets as may not be transferred for any of the foregoing reasons shall, in any event, be deemed to pass for accounting and financial reporting purposes as of the Effective Date to the Company by way of the assignment and transfer made under this Agreement; and Hydron agrees not to act in any manner (i) which would prevent or hinder the Company from exercising its rights or performing its obligations in connection with such Assets, or (ii) inconsistent with the transfer of the beneficial interest in the Assets as provided in this Agreement. In the event that Hydron is unable to obtain any consent or approval, the absence of which would have any of the above-described effects, Hydron will continue to use best efforts to obtain such consent or approval unless continued attempts to obtain such consent or approval would be demonstrably futile.

3.         Debts, Liabilities and Obligations. The transfers, assignments, grants, conveyances and deliveries to the Company of the Assets, including the license and sublicense to the Company of the Intellectual Property rights under paragraph (a) of Section 1 of this Agreement, shall include only those express liabilities and obligations associated with ownership of the Assets and the license or sublicense of rights pursuant to the License Agreement, including, with respect to any sublicense granted under the License Agreement, any liabilities and obligations under license agreements between Hydron and a third party, in each case as set forth on Schedule A-1 to the Assumption Agreement (as hereinafter defined), (collectively, “Liabilities”).

4.         Assumption of Liabilities. In connection with the assignment of the Assets to the Company provided in this Agreement, the Company has agreed to assume certain Liabilities pursuant to an Assumption Agreement of even date entered in to by Hydron and the Company, a copy of which is attached as Exhibit C hereto (the “Assumption Agreement”).

5.         Indemnification for Liabilities. the Company covenants and agrees to indemnify and hold harmless Hydron and its affiliates and their respective officers, directors, employees and agents (each a “Hydron Indemnitee”) from all damages, losses, expenses including, without limitation, court costs, arbitration fees and attorneys’ fees and expenses and any payments made by Hydron pursuant to any agreements to indemnify, hold harmless or exonerate any person), claims (including amounts paid in settlement), demands, suits, causes of action, proceedings, judgments and liabilities or obligations of any venture, contingent or noncontingent, liquidated or unliquidated, direct or indirect (collectively “Losses”), incurred or sustained by or

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against any of them with respect to any and all Liabilities assumed by the Company pursuant and in accordance with Section 4 of this Agreement and the Assumption Agreement.

6.         Costs and Expenses. The Company assumes and covenants and agrees to pay any and all sales, use, transfer, stamp and similar taxes, assessments or charges and any and all filing and recordation fees incurred in connection with the transfers provided in this Agreement, and further covenants and agrees to indemnify and hold harmless Hydron in respect to any and all such taxes, assessments, charges and fees; and in the event Hydron is required by any taxing or other authority to pay such taxes, assessments, charges or fees, the Company shall promptly reimburse Hydron.

7.         Agreement Regarding Certain Purchase Orders. Schedule A-3 hereto sets forth certain purchase orders for the purchase of products received by Hydron on or before September 30, 2008 (the “Purchase Orders”). In consideration of the assignment of the Purchase Orders to the Company pursuant to this Agreement, the Company agrees to pay Hydron as promptly as practicable following receipt of payment an amount equal to an aggregate of $84,745.95. Hydron and the Company agree to equitable adjust any shortfall in payments received by the Company with respect to products sold pursuant to the Purchase Orders.

8.         Additional Capital Contribution; Benefits; Ownership of Enhancements.

(a)          It is the intention of Hydron to contribute to the Company all Intellectual Property acquired by Hydron in connection with the acquisition of Clinical Results, Inc., as well as certain other Intellectual Property not related to Intellectual Property licensed by Hydron or related to patents owned by Hydron, including all rights to products developed and manufactured using such Intellectual Property. Hydron and the Company will enter into a supplemental Assignment and Assumption Agreement which includes a scheduled list of such Intellectual Property as promptly as practical following the execution of this Agreement.

(b)          The Company shall receive all benefits of all Intellectual Property owned or licensed by Hydron, either by contribution of the rights to its customer list, proprietary software, including enhancements to off-the-shelf software, if any, and its websites, and any Intellectual Property described in Section 8(a) above, or by license or sublicense under the terms of the License Agreement.

(c)            For purposes of certainty, the Company shall own any and all enhancements to any Intellectual Property and related products developed by it which are based on the Intellectual Property licensed to it under the License Agreement and shall have the right to assign or license such enhancements and any related products.

9.         Authorization. Each of the parties hereto represent and warrant to the other that it has the full power, authority and legal right to enter into, perform and observe the provisions of this Agreement and that this Agreement is the valid and binding obligation of such party, enforceable in accordance with its terms and does not constitute a breach of or default under any other agreement to which it is a party or by which any of its assets are bound or subject.

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10.       Successors and Assigns. This Agreement and the covenants and agreements contained in this Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns.

11.       Counterparts. This Agreement may be simultaneously executed in two or more counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute but one and the same Agreement.

12.       Bulk Sales Waiver. The Company hereby waives compliance by Hydron with the bulk sales provisions of the Uniform Commercial Code or similar statutory scheme, if applicable.

13.       Governing Law. This Agreement shall be construed, interpreted and enforce in accordance with the laws of the State of Florida without giving effect to the conflict of law provisions thereof.

14.       Severability. If any term, provision, covenant or restriction contained in this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void, unenforceable or against its regulatory policy, the remainder of the terms, provisions, covenants and restrictions contained in this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

15.       Effective Date. The transfers, assignments, grants, conveyances, deliveries and assumptions contemplated by this Agreement shall for any applicable accounting and financial purposes be deemed to be effective as of the Effective Date.

[SIGNATURE PAGE TO FOLLOW]

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IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Agreement to be duly executed in their respective corporate names by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed and duly attested, and the same to be delivered, all as of the day and year first above written.

HYDRON TECHNOLOGIES, INC.

By:	/s/s Richard Banakus

Richard Banakus,

Chairman and Interim President

BRAND BUILDERS RX, LLC

By:	/s/s Ilonka Harezi
Ilonka Harezi, Manager

SCHEDULE 1

DEFINITIONS

Set forth below are certain definitions used in this Agreement and the Schedules hereto (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Accounts Receivable” means (a) all trade accounts receivable and other rights to payment from customers of Hydron and the full benefit of all security for such accounts or rights to payment, including all trade accounts receivable representing amounts receivable in respect of goods shipped or products sold or services rendered to customers of Hydron, (b) all other accounts or notes receivable of Hydron and the full benefit of all security for such accounts or notes, and (c) any claim, remedy or other right related to any of the foregoing as of the Effective Date. Accounts Receivable and Excluded Assets are set forth on Schedule 2 hereto.

“Assumed Contracts” means any and all contracts assigned to and assumed by the Company as set forth on Schedule A-3 to the Bill of Sale.

“Assumed Liabilities” means the liabilities and obligations relating to the ownership of the Assets from and after the Effective Date as set forth on Schedule C-1 to the Assumption Agreement.

“Contract” means any agreement, contract, lease, consensual obligation, indebtedness, commitment, license, franchise, permit, authorization, concession, promise or undertaking (whether written or oral and whether express or implied), whether or not legally binding.

“Copyrights” means all registered and unregistered copyrights in both published works and unpublished works.

“Excluded Assets” means those assets of Hydron retained by Hydron and not transferred pursuant to this Agreement as set forth on Schedule 2 hereto.

“Hydron Agreement” means that certain agreement originally between GP Strategies Corporation (f/k/a National Patent Development Corporation) and Hydron, as amended.

“Hydron Partnership” means Hydron Royalty Partners Ltd., LLLP, a Florida limited liability limited partnership, its successors and assigns.

“Intellectual Property” means all intellectual property owned or licensed (as licensor or licensee) by Hydron and used in the Hydron Business, including all Marks, Patents and Copyrights, mask works, industrial design rights, domain names, utility models and database rights to the extent not protected by Copyrights.

Schedule 1-1

“Inventories” means all inventories of Hydron, wherever located, including all finished goods, work in process, raw materials, spare parts and all other materials and supplies to be used or consumed by Hydron in the production of finished goods as of the Effective Date as estimated on Schedule A-1 to the Bill of Sale.

“Marks” means Hydron’s name, all assumed fictional names, trade names, trademarks, service marks, whether registered or unregistered, and, in the case of registered Marks, all registrations and applications for registration therefore, and all common law rights thereto, used by Hydron in connection with the Hydron Business.

“Patents” means all patents, patent applications and inventions and discoveries that may be patentable.

“Software” all computer software and subsequent versions thereof, including source code, object, executable or binary code, objects, comments, screens, user interfaces, report formats, templates, menus, buttons, wiki and icons and all files, data, materials, manuals, design notes and other items and documentation related thereto or associated therewith.

“Tangible Personal Property” means all machinery, equipment, tools, furniture, office equipment, computer hardware, supplies, materials, vehicles and other items of tangible personal property (other than Inventories) of every kind owned or leased by Hydron (wherever located and whether or not carried on Hydron’s books), together with any express or implied warranty by the manufacturers or sellers or lessors of any item or component part thereof and all maintenance records and other documents relating thereto on the Effective Date.

“Trade Secrets” means all know-how, trade secrets, confidential or proprietary information, vendor lists, prospects lists, pricing and cost information, customer lists, proprietary Software, technical information, data, process technology, plans, drawings and blue prints used by Hydron in connection with the Hydron Business.

Schedule 1-2

SCHEDULE 2

EXCLUDED ASSETS

1.        All right, title, or interest, including any right of reversion, of Hydron in royalty payments as set forth in the Hydron Agreement, whether in the form of direct payments to Hydron or indirect receipt of distributions relating to Hydron’s interest in the Hydron Partnership.

2.	All cash, other than Cash Capital Contributions;

3.        All ownership and other rights, including rights as a licensee in any Hydron Intellectual Property, , other than Intellectual Property contributed to the Company as set forth on Schedule A-3 to the Assignment and Bill of Sale, and except as expressly licensed or sublicensed to the Company. pursuant to the License Agreement;

4.        All other assets not relating to the Hydron Business except to the extent expressly contributed or conveyed pursuant to the Joint Venture Agreement and the LLC Agreement.

5.	Hydron’s Accounts Receivables, as of September 30, 2008, as follows:

	Payor	Amount

1.	Adsouth, Inc.	$14,491.15
2.	Ash Arcona	699.85
3.	Brookstone	90,802.92
4.	Club Hydron Amex	36.90
5.	Club Hydron Discover	129.10
6.	Club Hydron MC/Visa	696.17
7.	Dr Buckley	71.35
8.	Dr Krikhely	58.95
9.	Goodier	475.00
10.	Healthy Directions	4,050.00
11.	Hydron.com Amex	123.47
12.	Hydron.com Discover	42.20
13.	Hydron.com MC/Visa	746.64
14.	S Solutions	1,516.00
15.	Synergetic Media	2,250.00
16.	TriState Denture	115.95
17.	Transdermal Technologies	12,000.00

Schedule 2-1

EXHIBIT A

ASSIGNMENT AND BILL OF SALE

THIS ASSIGNMENT AND BILL OF SALE (this “Assignment”) is made as of this 1st day of October, 2008, by and between HYDRON TECHOLOGIES, INC., a New York Corporation (“Assignor”), and BRAND BUILDERS RX, LLC, a Delaware limited liability company (“Assignee”).

For and in consideration of the sum of Ten Dollars ($10) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor does hereby grant, bargain, sell, assign, transfer and convey unto the Assignee, its successors and assigns, all of the Assignor’s right, title and interest in and to those certain assets described in an Assignment and Assumption agreement dated as of October 1st, 2008 (the “Agreement”) between Assignor and Assignee, and as more fully set forth on Schedules A-1 through A-3 to this Assignment (such assets being herein referred to as the “Assets”). The Assignor hereby covenants and agrees to defend the aforesaid conveyance, sale, transfer, assignment and delivery of the Assets to the Assignee against the lawful claims of any and all persons whatsoever and to execute and deliver, or cause to be executed and delivered, all such further instruments and other documents, and to take all such further actions, as shall be reasonably necessary to accomplish or defend the same.

IN WITNESS WHEREOF, the Assignor and the Assignee have executed this Assignment effective as of the date first above written.

HYDRON TECHNOLOGIES, INC.

By:	/s/s Richard Banakus
Richard Banakus,
Chairman and Interim President

BRAND BUILDERS RX, LLC

By:	/s/s Ilonka Harezi
Ilonka Harezi, Manager

Exhibit A-1

SCHEDULE A-1

INVENTORY

(as of September 30, 2008)

List of of Finished Goods and Work in Process Held in Inventory

Part #	Description	Quantity On Hand

BrkstPainRlfCrm-BulkForm3	pain relief formula 3	2.1999
Brkstnpainrelfcrm-BulkForm2	pain relief formula 2	1.63636
BrkstnPain RlfCrm-BulkForm1	pain relief formula 1	1.63636
ImpoundedHandCream	Impounded hand cream	3,900.00
BrkForm210Cream1.5oz	Brookstone Formula 210 Cream 1.5oz	432.00
BrkForm210-Bulk#	Brookstone Formula 210 Cream Bulk	4,408.00
Cellulite Cream	Cellulite Cream	0.00
ChemHydronAlcoSol	Hydron LIQUID Alcohol Solution Cream	54.00
ChemHydronsolPeg8	Hydron Solution Peg 8	12.00
ChemHydronSolPropyleneGlycol	Hydron Solution Propylene Glycol Toner	0.00331
ChemSFactorSolution	S-Factor Solution	12.00
D15500	Chairside Reline & Repair Kit	181.00
D15501	Dental Base Material 12 unit	0.00
D15503	Cold Cure Reline&Repair Kit	-3.00
D15505	2 Unit Cold Cure Kit	288.00
D15506	Dental Freshener	8,928.00
D15507	Chairside Powder 4oz	36.00
D15510	Heat Cure Liquid 5 oz	0.00
D15511	Heat Cure Powder 10 oz	13.00
D15512	Cold Cure Liquid 8 oz	30.00
D15513	Cold Cure Liquid 2 oz bottle	0.00
D15515	Cold cure Powder 1 lb	8.00
D15516	Heat cure Powder 2 .5 #	23.00
D15517	Dental Glycerin 1 oz	0.3125
D15519	Cold Cure Bulk Liquid	8.00
D15520	Dental Bags	376.00
D15521	Dental Cups	71.00
DJD2007-S	DJD - Facial Moisturizer (Sample Size)	500.00
DRammisHealingGel	Drammis Healing Gel	1,170.00
ECHO-DERM	ECHO-DERM SC	19.80
EH3200	Elizabeth Halen - Instant Firming Serum	0.00
Elite1000	Elite Intensive Cell Therapy (Men’s 1oz) Item # M326-EG2	0.00
Elite1050	Elite Intensive Cell Therapy (Women’s 1oz) Item # M326-EG2	169.00
HB101	Botanical Body Mist-Classic	330.00
HB101-1	Botanical Body Mist Springtime	37.00
HB101-2	Botanical Body Mist-Orange	0.00
HB101-Bulk#	Botanical Body Mist Bulk	82.00

Exhibit A-1-1

HB105 Duo	Menthol Ice Duo	142.00
HB105-Bulk#	Menthol Ice Bulk	88.70
HB300Duo	Botanical Bath & Shower Cleanser (Duo)	25.00
HB300Single	Botanical Bath & Shower Each	36.00
HB300-Bulk#	Botanical Bath & Shower Bulk	314.00
HB301	Botanical 2in1 Moisturizing Body Wash	46.00
HB500Single	All Over Body Moisturizer - Original Old 284431	125.00
HB500-Bulk#	All Over Moisturizer Bulk	431.00
HB505	All Over Moisturizer - Citrus Splash	79.00
HB505Bulk#	All Over Moisturizer Citrus Bulk	0.00
HB510	All Over Moisturizer (Pearberry) Pump	51.00
HB510Bulk#	All Over Moisturizer Pearberry Bulk	0.00
HC101	Micro Dermabrasion Face Cleanser	3.00
HC101-40 Bulk	Microderm Cleanser-40#	575.00
HC101-Bulk	Micrdermabrasion Bulk	26.00
HC101C	Micro Dermabrasion Face Cleaner Contract Mfg	0.00
HC205	Gentle Cleansing Creme	76.00
HC205-Bulk#	Gentle Cleansing Cream-Bulk	209.00
HC310	Gentle Eye Make Up Remover	136.00
HC310-Bulk#	Eye Make Up Remover Bulk	0.00
HC701	Botanical Toner	-5.00
HC701-Bulk#	Toner Bulk	-2.46375
HC804	Antibacterial Facial Cleansing Gel	5,286.00
HC805	Oil Control Cleansing Gel	58.00
HC805 Bulk#	Oil Cleansing Gel Bulk	0.00
HC825	Oil Balancing Toner	40.00
HD1300DL-Bulk	HD Day Cream Bulk	40.00
HH106 Duo	Botanical Volumizing Shampoo (duo)	-5.00
HH106 Single	Botanical Volumnizing Shampoo Singles	32.00
HH106-Bulk#	Botan Volumn Shampoo- Bulk	185.00
HH210 Duo	Botanical Detangling Conditioner (duo)	16.00
HH210 Single	Botanical detangling Conditioner singles	117.00
HH210-Bulk#	Conditioner Bulk	41.30
HH300	Botanical Ultimate Control Finishing Spray	16.00
HH301	Silk & Shine Luminating Spray	-5.00
HH303	Botanical Styling & Finishing Spray	0.00
HH400	Healthy Hair Collection	0.00
HL100	Hydron Lite Therapy	148.00
HM100	Hydronamins Day Creme	20.00
HM100-Bulk#	Hydronamins Day Cream Bulk	0.00
HM101	Hydronamins Night Creme	267.00
HM101-Bulk	Hydranomins Night Cream Bulk	0.00
HM102	Line Smoothing Complex	164.00
HM102-Bulk	Line Smoothing Complex	0.00
HM103-254	Self Adjusting Tinted Moisturizer(Fair Peach - light)	31.00
HM103-254-Bulk#	Tinted Moist-Fair Peach Bulk	0.00
HM103-255	Self-Adjusting Tinted Moisturizer (Blush Beige - Medium)	23.00
HM103-255 Bulk#	Tinted Moisturizer Blush Beige Bulk	0.00

Exhibit A-1-2

HM103-616	Tinted Moisturizer - Barely Bronze	110.00
HM106	Under Eye Concealor (blush beige)	215.00
HM107	Under Eye Concealor Barely Bronze	90.00
HM510	AM - Daily Facial Moisturizer	15.00
HM510-Bulk#	AM Daily Facial Moisturizer Bulk	0.00
HM550	PM - Restorative Night Creme	31.00
HM550 Bulk#	Moist Bal Night Cream Bulk	0.00
HM701	AM - Puffy Eye Relief	17.00
HM701-Bulk#	AM Puffy Eye Bulk	0.00
HM750	Fragile Eye Moisturizer	54.00
HM750-Bulk#	Fragile eye moisturizer Bulk	0.00
HM751	Eye Moisturizer w Puffy eye Relief	0.00
HOB222
HOB222A	Organic Body Wash Hazelnut	106.00
HOB222B	Organic Body Wash Gardenia	51.00
HOB222C	Organic Body Wash Grapefruit/Watermelon	74.00
HOB222D	Organic Body Balm Hazelnut	24.00
HOB222E	Organic Body Balm Gardenia	4.00
HOB222F	Organic Body Balm Grapefruit/Watermelon	8.00
HOB222 - Other	Hydron Organics Body Gift Set	78.00
Total HOB222		345.00
HP3DFM	H3P - Pro Series - Daily Facial Moisturizer (Non ESP) Pump	996.00
HP3DFM-Bulk	H3P Pro Series Daily Facial Moisturizer-Bulk	6.20
HP3DFM-S	Facial Moisturizer samples	151.00
HP3EC	H3P - Pro Series - Eye Cream	592.00
HP3RNC	H3P - Pro Series - Resorative Night Cream	79.00
HP3RNC-Bulk	H3P Pro Series Restorative NIght Cream-40#	0.00
HPS01	H3P - Pro Series - Self-Adjusting 1.0 Retinol Serum	139.00
HPS02	H3P - Pro Series - Pore Redefining & Resurfacing Glucosamine	5.00
HPS02s	H3P - Pro Series - Pore Redefining & Resurfacing Glucosamine (Sample 0.3oz)	22.00
HPS03	H3P - Pro Series - Vital Recovery Serum 24%	33.00
HPS04	H3P - Pro Series - Pure Radiance Brightening Solution	1,032.00
HPS04s	Hydron Pro Series Pure radiance Brightening Solution Samples 7ml	2,756.00
HPS04-BulkB	H3P- Pro Seris Pure Radiance Brightening Serum Bulk	18.81169
HPS05	H3P Pro Series Retinol 0.5	126.00
HS015Duo	Sportscreen Twin Pack	21.00
HS015Single	Sportscreen SPF 15 singles	160.00
HT001	Tri-Activating Skin Clarifier	303.00
HT001-Bulk	Tri Activating Clarifier Bulk	28.00
HT235	Wrinkle Reducing Collagen Concentrate	61.00
HT235-Bulk	Wrinkle Reducking Collagen Bulk	21.60
HT260	Active Hydroxy Facial Peel	5.00
HT905	5 - Minute Revitalizing Masque	16.00
HX325	Microdermabrasion Deep Treatment	86.00
HX325Bulk#	Microdermabrasion Deep Treatment Bulk	13.90
K120	Body Rescue Trio	5.00
K122	Eye Trio Special	3.00

Exhibit A-1-3

Loufas	Loufas	171.00
MD102	BOTANICAL BATH & SHOWER CLEANSER DUO FOR $22.00 GET FREE >ALL OVER MOISTURIZER	0.00
MD103	BOTANICAL VOLUMIZING SHAMPOO DUO FOR $20.50 GET FREE BOTANICAL DETANGLING CONDITIONER DUO	-1.00
MD104	MICRODERMABRASION FACE CLEANSER FOR $16.50 GET FREE BOTANICAL TONER	-5.00
Men100A	Shaving Cream	35.00
MEN100B	After Shave	23.00
Men100C	Men’s Body Wash	48.00
MENTrio	HYDRON MAN TRIO (Hydrating Shave Creme , Nourishing After Shave Balm, Men’s Body Wash)	2.00
Reliv1500 Bulk#	Reliv Cleansing Gel Bulk	1,716.00
Reliv1510-Bulk#	Reliv Day Cream Bulk	1.00
Reliv1520-Bulk#	Bulk Reliv Night CReam	992.416
Reliv1540-Bulk	Reliv Serum Smooth & Lift Bulk	457.03125
Trav 118	Menthol Ice Samples	887.00
TRAV100	Gentle Cleansing cream - Travel Size 2.25oz	651.00
TRAV101	Botanical Toner 2 fl oz TRAVEL SIZE	570.00
TRAV102	MicroDermabrasion Face Cleanser with Self-Adjusting Beads 2 fl oz TRAVEL SIZE	372.00
TRAV103	Fragile Eye Moisturizer .25 fl oz TRAVEL SIZE	129.00
TRAV104	Moisture Balance Restorative Night Creme .75 fl oz TRAVEL SIZE	1,158.00
TRAV105	Daily Facial Moisturizer .75 fl oz TRAVEL SIZE	209.00
Trav106	All Over Moisturizer 2.25 oz	404.00
Trav106Trio	All Over Moisturizer Tube Trio 2.25 oz	44.00
TRAV107	Tri-Activating Skin Clarifier .5oz	859.00
Trav108	MIcrodermabrasion Cleanser Tubes 2.25 oz	99.00
Trav111	Tri-Activating Skin Clarifier .5oz	1.00
Trav112	Garden Melon Body Wash samples .2 oz	37.00
Trav117	Travel Shave Cream	0.00
Trav119	Sample Hydron Shampoo 2.2 oz	0.00
Trav120	AM Puffy Eye Relief Travel Size	1.00
TRAV121	Botanical Conditioner 2oz	0.00
Trav500	Travel Size Miracle Erase	12.00
		46,349.08362

Exhibit A-1-4

List of Raw Materials, Packaging and Other Materials and Supplies Used in the Production of Finished Goods

*NOTE: Chemicals are reflected in pounds or portion thereof. All other components or raw materials are reflected in actual number of pieces .

Part #	Description	Quantity On Hand

PLT	Pallet Charge	2.00
AdSouthLargeNailCap	AdSouth Large Nail Caps	13,600.00
AdSouthLargeNailJars	AdSouth Large Nail Jars	12,608.00
ADSouthSmallNailCaps	AdSouth Small Nail Caps	14,347.00
AdSouthSmNailJars	AdSouth Small Nail Jars	13,500.00
AJ65/15/C	4 LAYER BLUE CAP	1,322.00
AJ65/50/C	4 LAYER BLUE CAP TO FIT 50ML	2,560.00
BaseJ61	J61 Base	2,466.00
BOXAUTO5OZ	BOX BROOKSTONE AUTO BOTTOM 5OZ	12,160.00
BOXgentclean	Hydron Gentle Cleansing Creme Boxes	4,152.00
BOXHYDMDAY	Hydronamins Vitamin Therapy Day Creme Boxes	1,735.00
BoxHydronGeneric	Hydron Generic Boxes CBOX067	3,663.00
BoxHydronSkinColl	Hydron Skincare Collection Box	5,077.00
BoxReliv1520	ReversAge Night Skin Restore Boxes	2,845.00
Boxrelivdailyifc	Reliv Daily Defence IFC	7,632.00
BoxTriActivatingClarifierbox	Tri Activating Clarifier Box	2,729.00
Btl1.75ozFootedrndnk18/415	1.75 oz Footed Round 18/415 Neck	258.00
Btl1ozGlassRound	1oz Glass Round	2,659.00
Btl1ozGoldAirless	Bottle 1 oz Gold Airless	0.00
btl2oztottle	2 oz tottle bottle	0.00
BTL2OZCYL	2oz natural cylinder	3,372.00
Btl4ozalumepoxyPhenCTg	Bottle 4oz Brushed Aluminum 24/410 Epoxy Phenolic Coating	558.00
btl4ozcosmonatural	4oz Cosmo Natural bottle	10,666.00
Btl2ouncelSilverAlum	Bottles 2 ounce Silver Alum Brushed	1,105.00
btl8oznatcosmo	8oz Cosmo Natural 24/410	0.00
Btl8ozCosm	8 oz Cosmetic Bottle	1,083.00
BtlBlue8ozCosmRndTl	Bottles Cobakt Blue 8 oz PET COSMO ROUNDS TALL 24/410	691.00
BtlClr6ozPetCosmRdsTl	Bottles Clear 6 oz PET COSMO ROUNDS TALL 24/410	951.00
BtlClr8ozPETCosmovls	Bottles clear 8oz PET COSMOVALS 24/410	1,445.00
BtlClr8ozPetCosmRdsTl	Bottles Clear 8 oz PET COSMO ROUNDS TALL 24/410	2,349.00
BtlCustom2ozovalvale	Bottle 2 oz Oval Vale from Custom	31,250.00
BtlCustom4ozovalvale	Bottle 4oz Oval Vale from Custom	36,030.00
btlcylinderwhite8oz	bottle white cylinder 8 ounce	0.00
BtlH3PBENPERSOL	Bottle H3P Benzoyl Peroxide Solution	742.00
BtlH3PCoalTar	Bottle H3P Coal Tar	740.00
BtlH3pDailyMoist	Bottle H3P Daily Moisturizer	0.00
BtlH3PRetinolSerum.5	Bottle H3P .5 Retinol Serum	597.00
BTLHYD50ML	GOLD AIRLESS BOTTLE	31.00
BtlJ61	J61 Bottle	1,161.00
BTLKILOfor SSolutions	kilo bottle for S solutions	0.00
BtlNatl4ozBstnRds	Bottles Natural 4 oz HDPE Boston Rounds 24/410	2,486.00
BtlPmp60ml24/410Frst	Bottle & Pump for 24/410 Frosted Glass	875.00

Exhibit A-1-5

BtlProseriesAb65/40	Blue Bottle w silver Collar Treatment	2,592.00
BTLRELIV1510	50ML 20/410 AIRLESS BOTTLE-SILVER	7,800.00
BTLrelivsm/lift	Paris Series. 15ml UV Frosted Bottle w/matte silver Plastic Base, White Plastic Actuator w/matte...	0.00
BtlRollOnABA242	Roll on Bottles ABA 242	971.00
BtlWhite8ozCosmo	8oz White Cosmo Bullet Bottle	5,000.00
CAP13/415GOLD	GOLD CAP .5 oz TRI ACT	1,886.00
Cap2ozTonerBottle	Cap 2oz Toner Bottle	14,361.00
Cap8ozCosmetic	8 oz Cosmetic Cap	0.00
CapAB/65/45C for Ab 65/40	Cap For BtlProseries AB65/40 Price included w Bottle	3,078.00
CapAB65/80Cfor Ab65/80	Cap for BtlproseriesAB65/80 price incl in bottle	1,587.00
CapABA240CW	Roll On caps and Roll Ons	2,500.00
CapDD24790	Caps,Dispensing Smooth Metal Shell Disc Top Gold/White 24/410	978.00
CapDD24805	Caps,Dispensing Metal Shell smooth Silver/White 24/410	4,340.00
CAPHYDR50ML	ALUMINUM OVER CAP-GOLD FOR AIRLESS BOTTLES	0.00
CapJ61	J61 Cap	1,170.00
CAPRELIV50ML	SILVER CAP FOR AIRLESS BOTTLE	80.00
Caps Fine Ribbed EBttl	Fine Ribbed Bottle Caps Wh7135	3,837.00
CBAG065	Clear Blue Boutie Bags	60.00
CBAG076	Green Boutie Bags	243.00
CBAG079	Hydron Blue Bags	0.00
CBAG081	Hydron Skin Care Bags	1,225.00
CBAG082	Hydron Black Travel Bags	1,464.00
CBAG084	Hydron Frosted Travel Bags	8,640.00
CBAG087	Hydron Blue Travel Bags	34,468.00
CBAG113	PVC Bags DR Direct	8,000.00
CBOT039	1/2oz Oblong 18-415 White Bottles	1,522.00
CBOT063	2oz Clear Soft Shoulder Cylinders	24,173.00
CBOT131	Silk & Shine Spray Bottles	67.00
CBOT163	Hydron Gentle Cleansing Tubes 2.25oz	21,812.00
CBOT178	Frosted Bottles 1oz	1,809.00
CBOT182	Frosted Glass Bottles 1/2oz	8,538.00
CBOT186	8oz Natural Bullet Bottle	0.00
CBOT190	15ML Airless Clear Bottle,w/Alum Gold Decor,White Airless Lotion Pump w/Alum Gold Decor, Gold Al...	67.00
CBOX017	Fragile Eye Moisturizer Boxes	14,253.00
CBOX090	Hydron Moisturizing Balance Boxes	10,777.00
CBOX097	Hydron self Adjusting Tinted Moisturizer Boxes	1,548.00
CBOX102	Best Defense Moisture Balancing Restorative Boxes	13,210.00
CBOX158	Body Renewal Box Divider	3,739.00
CBOX166	Reliv Eye Renewal Creme White Boxes	19,826.00
CBOX167	Reliv - Smooth & Lift Box	2,472.00
CCAP003	Push/Pull 2 oz Caps	147.00
CCAP005	2” Gold hydron logo caps	499.00
CCAP059	Gold Caps 53/400	14,490.00
CCAP064	Gold Cap 2” 1/2IN DEEP	608.00
CCAP125	Tri Activating Gold Cap W/Hydr	60,687.00
CCAP173	HT5CAP007 GOLD PUMP	176.00
CCAP175	24/410 XTSS GOLD #2 CAP .040	8,672.00

Exhibit A-1-6

CCAP176	WHITE CAP	1,000.00
CCAP177	18/415 GOLD CAP	750.00
CCAP179	HYDRON GOLD CAP 2”	237.00
CCONT091	Hydron All Over Moisturizer Containers 8oz	1,418.00
ChemBenzPerox	polypore benzyl peroxide	0.00
ChemAccuscrub	Accuscrub	9.00
ChemActiphyte calendula	Calendula Extract	5.00
ChemActiphyteCentellaAsiatica	Actiphyte Centella Asiatica	0.00
ChemActiphyteChamomile	Chamomile Extract	0.00
CHemActiphyteGinko	Ginkgo Extract	1.00
ChemActiphyteGinseng	Ginseng Extract	7.00
ChemActiphyteGotuCola	Actiphyte of Gotu Cola AQ	28.60
ChemActiphyteGrapeSeed	Actiphyte Grape Seed	0.00
ChemActiphytreGreenTea	Actipyte of Green Tea GL	11.20
ChemActiphyteHorseChestnut	Horse Chestnut Extract	8.20
ChemActiphyteMeadowsweet	Meadowsweet Extract	0.00
ChemActiphyePassionFlwr	Passion Flower Extract	0.00
ChemActiphyteSeaKelp	Sea Kelp Extract	0.00
ChemActiphyteWatercress	Watercress Extract	0.00
ChemActiphyteWitchHazel	Actipyhte of Whitch Hazel	34.60
ChemActiplex	Actiplex	0.00
CHEMACUL22	ACULYN-22	431.00
ChemAdvera402N	Advera 402N	0.00
ChemAlkamulsEGDS	Alkamuls EGDS	490.40
ChemAllantoin	Allantoin	15.00
ChemAloe PG50	Aloe Vera PG50 Extract	0.00
CHEMALOEPOWDER	ALOE POWDER 200X	0.38
ChemAloeVera1-1	Aloe Vera 1:1	0.00
ChemAloeVeraExtract	Aloe Vera Extract	0.00
ChemAlphaBisabolol	Alpha Bisabolol	0.00
ChemALS30	ALS30 AMMONIUM LAURYL	35.20
ChemAlumOxide	Aluminum Oxide	1,342.00
ChemAmazeXT	Amaze-XT (HAIR)	2.40
ChemAmerlateP	Amerlate P (isopropyl lanolate)	0.00
ChemAmigelGranulated	Granulated Amigel	20.00
ChemAmmoniaSol27%	Ammonia Solution Strong Aqua Ammonia 27 Deg.	200.00
ChemAmmoniumLaurethSulfate	Ammonium Laureth Sulfate	450.00
ChemAmp95	Amp 95	421.40
ChemAOS40	Bio Terge AS-40	279.40
ChemAppleCiderVinegar	Apple Cider Vinegar	4.00
ChemAPT	APT	12.855
CHEMAQUABKLO	AQUASPERSABIL BKLO Black Pigment	55.00
ChemAquaPro WP	Aqua Pro Wheat Protein	16.00
ChemAquaPro2BG	Aqua Pro 2 BG	17.00
ChemAquaPro2WWA	Aqua Pro WWA	0.00
ChemAquaPro2WWS	Aqua Pro 2 WWS	39.00
ChemAquaProCO	Aqua Pro CO	20.40
ChemAquaProIIWG-E	AquaPro II WG-E	30.00

Exhibit A-1-7

CHEMAQUARIO	AQUASPERSABIL RIO Red Pigment	54.40
ChemAquaSF1	Aqua SF 1	261.60
CHEMAQUATIO2	AQUASPERSABIL R TIO2 White Pigment	89.00
CHEMAQUAYIO	AQUASPERSABIL YIO Yellow Pigment	53.60
ChemArbutin	Arbutin	0.97
CHEMARGILENE	ARGILENE	0.00
ChemArlacel165	Arlacel165	0.00
ChemArlasolve200/Isoceteth20	Arlasolve/Isoceteth20	247.60
CHEMASCGLUC	Ascorbyl Glucosamine	17.80
ChemAscorbicAcid	Ascorbic Acid	0.00
ChemAvacado Oil	Avocado Oil	11.04
ChemAvocadin	Avocado Unsapon. (Crodarom Avocadin)	35.40
ChemAwapuhi	Awapuhi	60.00
ChemExtractBalmMint	Balm Mint Extract	0.00
ChemBambooPowder	Bamboo Powder	0.00
CHEMBEADBL	Floratech Blue Beads	34.20
CHEMBEADOR	Florabeads - Sunburst Orange 28/60	11.00
CHEMBEADRD	Floratech Red Beads	20.00
ChemBeesWax	Bees Wax (White)	10.80
ChemBeesWaxYellow	Yellow Bees Wax	15.00
ChemBelsil DM350	Belsil DM 350 in 440# drum	820.235
ChemBelsilAK200	Belsil AK200 440# Drum	354.81
ChemBentonite	Bentonite	0.00
CHEMBENZALCO	BENZYL ALCOHOL	474.80
ChemBenzalkoniumChloride50%	Benzalkonium Chloride 50%	0.00
chembenzo	benzocaine	5.50
ChemBenzphenone-3	Benzophenone 3 oxybenzone	18.30
ChemBetaineC	ChemBetaine C Velvetex BA 35	355.00
ChemBHA	BHA	26.80
ChemBHT	BHT	40.48
ChemBlackCohoshExtract	Black Cohosh Extract	0.00
ChemBladderwrackExtr	Bladderwrack Extract	0.00
ChemBLUEBERRY	BLUEBERRY SWEETNER	23.60
ChemBorageOil	Borage Oil	28.80
ChemBotanicellAntiOxidant	BotaniCell Anti-Oxidant	0.00
CHemBotanicellDetox	Botanicell Detoxifying	0.00
CHemBulkHydronSHaveCream	Bulk Hydron Shave Cream	0.00
ChemButyleneGlycol	1,3 Butylene Glycol	5.20
ChemBVOSC	BVOSC	5.50
ChemCactusExtract	Cactus Extract	0.00
ChemCaffeineAna	Caffeine Anahydrous	39.80
ChemCameliaOIl	Camelia Oil	0.00
ChemCamphor	Camphor	0.00
ChemCaprCapricTgly	Caprylic / Capric Triglyceride	40.56
ChemCaramel	Carmel Color	8.00
ChemCarbomer 934	CARBOMER 934	39.80
ChemCarbomerETD2020	Carbomer ETD 2020	67.00
ChemCarnubaWax	Carnuba Wax	55.00

Exhibit A-1-8

ChemCelquatH100	Celquat H100	77.80
CHEMCERA847	Ceraphyl 847 PAIL SIZE	214.41
ChemCeramideHO3	Ceramide HO3	0.00
CHEMCERAPA	CERASYNT PA PAIL SIZE PROPYLENE GLYCOL STEARATE	45.00
ChemCeraperese III	Cerasperese III	0.00
ChemCeraphylNGA	Ceraphyl NGA	466.50
ChemCeteareth20	Ceteareth 20	0.00
ChemCetylAlcohol	Cetyl Alcohol	63.00
ChemCetylPalmitate	Cetyl Palmitate	131.60
ChemCholesterol	Cholesterol	0.00
ChemChromOxideGreen	Green Chromium Oxide	0.00
CHemCitricAcid	Citric Acid - Anhydrous USP (50 lb Bag - Granular)	10.40
CHEMCM040	Cyclopentasiloxane 040(WACKER BESIL)	549.00
CHEMCOALTAR	COAL TAR TOPICAL SOLUTION USP	27.40
ChemCocoaButterDeodorized	Deodorized Cocoa Butter	16.80
ChemCoconutOil	Coconut Oil	27.40
ChemColeusExtract	Coleus Extract	0.00
ChemColloidalOatmeal	Colloidal Oatmeal	3.50
ChemColorFDCBlue#1	FD&C Blue #1 (1% soulution)	0.00
CHEMCOLORGR3	F,D, &C GREEN #3	0.00
ChemComfreyGL	Comfry GL	9.40
ChemComfreyLeafExtract	Comfrey Leaf Extract	13.00
ChemConeFlowerExtract	ConeFlower Extract	0.00
ChemCosmoferm III	Cosmoferm Mix III	0.00
CHEMCPC	CETYLPYRIPINIUM CHLORIDE	51.80
ChemCrodafos CP50	Crodafos CP-50	43.90
CHemCropepsol	Cropepsol	45.00
ChemCroSilk	Crosilk 10,000	40.20
ChemCrshdAprctSds	Crushed Apricot Seeds APS 40/60	6.00
ChemCS20	CS 20	20.00
ChemCucumberExtract	CUCUMBER EXTRACT	4.20
ChemCupricSulfate	Copper Sulfate	0.00
ChemCuridone	Curidone	5.00
ChemD-GlucosamineSulfate	D-Glucosamine Sulfate	0.00
ChemDermacryl79	Dermacryl 79	0.00
ChemDismutin BT	Dismutin	1.00
ChemDiSodium EDTA	Disodium EDTA Dissolving Na2	0.00
ChemDLpanthenol	DL Panthenol Powder	0.17
ChemDMDMHydantoin	DMDM Hydrant	21.80
CHEMDOE120	GLUCAMATE DOE 120(ANTIL 120)	17.00
CHEMDOW1401	DOW 1401	37.20
ChemDow190	Dow 190	44.00
ChemDow193	Dow 193 Surfactant	35.80
CHEMDOW200FL	DOW 200 FLUID	18.40
ChemDow245	Dow 245	0.00
ChemDow2503Wax	DOW 2503 Wax	45.00
CHEMDOW345	DOW 345	0.00
ChemDow556	Dow 556	0.00

Exhibit A-1-9

ChemDow580Wax	Dow Corning 580 Wax	7.90
CHEMDOW9040	Dow 9040	36.00
CHemDow929	Cationic Emulsion Dow 929	196.595
CHEMDOWICIL200	DOWICIL 200-QUATERNIUM 15	24.60
ChemDryFlo-PC	DryFlo-PC	48.22
CHEMEHTYLHEXSAL	ETHYLHEXYL SALICYLATE (OS)	445.00
ChemElderfowerExtract	Elderflower Extract	0.00
ChemEmulglade68/50	Emulgade PL 68/50	43.80
ChemEmulsWax	Emulsifying Wax	0.00
ChemEmuOilKalaya	Emu Oil Kalaya	12.50
chemenergisome	energisome	0.08
CHEMESTER105	SCHEROMOL 105	0.00
CHemEveningPrimroseOilSR	Evening Primrose Oil (Super Refined)	15.02
ChemExtractBlackWalnut	Black Walnut Extract	4.40
CHEMExtractBlad	BLADDERACK EXTRACT	0.00
ChemExtractCarrot	Carrot Extract	2.20
ChemExtractCentellaAsiatica	Centella Asiatica Extract	2.20
ChemExtractEucalyptus	Eucalyptus Extract	0.00
ChemExtractEveningPrimrose	Evening Primrose Extract	6.96
ChemExtractFennelSeed	Fennel Seed Extract	7.80
ChemExtractHorsetail	Horsetail Extract	2.20
ChemExtractIrishMoss	Irish Moss Extract	2.20
ChemExtractLaminaria	laminaria extract	2.20
CHemExtractLavender	Lavender Extract	2.20
CHemExtractLemongrass	Lemongrass extract	4.40
ChemExtractLemonPeel	Lemon Peal Extract	4.40
ChemExtractRose	Rose Extract	2.20
ChemExtractRosemary	Rosemary Extract	4.40
CHEMExtractSpirulina	SPIRULINA EXTRACT	0.00
ChemEyeseryl	EYESERYL	2.20
ChemFD&C Green #3	FD&C Green #3 (.1% solution)	0.00
ChemFDCBlue#1	FDC Blue #1	2.96075
ChemFD&C Yellow	FD&C Yellow	0.00
ChemFinsolv TN	Finsolv TN - C12-15 Alkyl Benzoate	505.00
CHEMFLAVSTRAW	STRAWBERRY FLAVORING	1.00
ChemFlexanII	Flexan II	29.20
ChemFlexPOwder	Flex POwder	3.40
ChemFlexPower	Flex Power 18001	20.00
ChemFlorastersK20W	Florasters K20W	0.00
ChemFlorasters60	Florasters 60	34.00
ChemFrag801338	Fragrance # 801338 (Hagellin)	267.00
ChemFrag805872	Frgrance 805872	58.00
CHEMFRAG86F773	Fragrance 86F773 HYDRON	22.76
ChemFrag95F/1033	Fragrance 95F/1033	90.80
ChemFrag96F/1514	Fragrance 96F/1514	125.00
ChemFragCandyCane	Candy Cane Fragrance	9.00
ChemFragCherryAlmong	Cherry Almond Fragrance	5.80
ChemFragCinnamonEggNog	Cinnimon Egg Nog Fragrance	8.80

Exhibit A-1-10

ChemFragCoolQuince	Cool Quince Fragrance	0.00
ChemFragGardenia	Gardenia Fragrance	17.80
ChemFragGardenMelon	FRAG.: GARDEN MELON # AB000293 $12.80/LB. BELMAY	41.40
CHemFragGreenTomCitr	Green Tomato Citrus Fragrance	6.79141
ChemFragGrpftWtrmln	Grapefruit Watermelon Frangrance	28.40
CHemFragHerbalKiwi	Herbal Kiwi Fragrance	32.50
ChemFragHotChoc	Hot Chocolate Fragrance	8.80
CHEMFRAGHYDRON	HYDRON TYPE (86F733) 35#PAIL	22.76
ChemFragIceland	Iceland Fragrance-G2113	34.30
ChemFragPearberry	Pearberry Fragrance	23.00
ChemFragQ15541	Fragrance Q15541	60.00
ChemFragranceDarkWood	Dark Wood Fragrance	33.00
chemfragrefresh	fragrance Refreshing Mandarin	2.50
ChemFragSugarCookie	Sugar Cookie Fragrance	29.00
ChemFragTedGibson	Frangrance Ted Gibson	0.00
ChemFragWarmWintSpice	Warm Winter Spice Fragrance	33.60
CHemFragWasabiSorbet	Wasabi Sorbet Fragrance	18.79885
ChemFragWhisper	Wisper Fragrance	55.40
Chemfragwoody	Woody Fragrance	3.98331
ChemG-AminoButAcid	G-Aminobutyric Acid	12.20
ChemGafquat755N	Gafquat 755N	27.80
CHEMGANTREZ	GANTREZ A-425	340.00
ChemGeogard221	Geogard 221	82.20
ChemGermaben II	Germaban II	558.40
ChemGlucamE20	Glucam E20	26.20
ChemGlycerin	Glycerin	254.13
ChemGlycolStearate	Glycol Stearate	0.00
ChemGlycolicAcid	Glycolic Acid	26.94
CHEMGLYCSTEARSE	Glyceryl Stearate SE ( GMS SE)	227.60
ChemGlydantPlusLiquid	Glyant Plus Liquid	33.60
ChemGlyeralStearate165	Glyceral Stearate 165/Protameen	133.00
ChemGlypure	Glypure	25.00
CHEMGLYSTER	Glyceryl Stearate (GMS)	242.00
ChemGrapeSeedOIl	Grape Seed OIl	37.68163
ChemGrapeSeedPowder	Grape Seed POwder	40.00
CHemGreenCitrus	Green Citrus	30.00
ChemHazelnutFragrance	Hazelnut Fragrance	24.00
ChemHazelnutOil	Hazelnut Oil	0.00
CHemHexaleneGlycol	Hexalene Glycol	399.00
ChemHSBO Beads	HSBO Beads Natural	47.00
ChemHydrLecithin	HYDROGENATED LECITHIN	16.40
CHEMICS	Isocetyl Stearate	43.80
ChemImidUrea	Imidazolidinyl Urea	0.0083
ChemInstafirm SP	InstaFirm-SP (NA2 Soy)	0.00
ChemInstafirm WP	Instafirm WP (NA2 Wheat)	51.8853
ChemIPM	Isopropyl Myristate IPM	278.60
ChemIPP	Isopropyl Palmiate IPP	744.50304
ChemIrgasanDP300	Irgasan DP 300	43.00

Exhibit A-1-11

ChemIvyPG350extract	Ivy Extract	8.00
ChemJaguarC135	Jaguar C135	78.7659
ChemJeeslic6056	Jeesilc 6056	37.10
ChemJeeslicPMCM	Jeeslic PSCM	20.00
ChemJojobaOILGolden	Jojoba OIl Golden	446.00
ChemJoJobaOilRefined	Jojoba Oil Refined	408.15
ChemKaolin	Kaolin	0.00
ChemKatjhon CG	Kathjhon	0.00
ChemKeltrolCGT	KELTROL CGT	45.37973
ChemKukuiNutOil	Kukui Nu Oil	0.00
ChemL’Argnine	L’Argnine	0.00
ChemLactomide	Lactomide	11.00
ChemLacticAcid	Lactic Acid	0.00
ChemLanetteWaxONF	Lanette Wax O NF	38.40
CHEMLANO	Lanolin (USP Grade)	72.46
ChemLanol1688	Lanol 1688	15.7607
CHemLavenderOil	LAVENDIN OIL	12.00
ChemLicoriceRootExtract	Licorice Root Extract	8.00
ChemLIPO PGMS Pastels	Lipo PGMS Pastels	250.00
ChemLipoguard	Lipoguard	1.85
ChemLipocolSC20	Lipocol SC 20	28.40
ChemLipodermal8656	Lipodermol LS 8656	29.80
ChemLiponateNPGC2	Lionate NPGC2	31.58451
CHemLiponateSPS	Liponate SPS Pastilles	20.00
ChemLiponateTDTM	Liponate TDTM	448.65
ChemLiporeductyl	Liporeductyl	0.00
CHemLipovalMOS130	Lipoval MOS 130	217.60
ChemLipovalMOS350	Lipovol MOS 350	447.20
ChemLipovolMOS70	Lipovol MOS 70	4.60
ChemLipowaxP	Lipowax P	19.60
ChemLubrajel DV	Lubragel DV	31.20
ChemLubrajelOIl	Lubrajel Oil	180.60
ChemLubrasil	Lubrasil	43.00
ChemLuvisetClear	Luviset Clear	0.00
ChemLycopene	Lycopene	0.00001
ChemMacadamiaOIl	Macadamia Oil	5.80
ChemMackamideCMA	Mackamide CMA	118.00
CHEMMATRIXYL	Matrixyl 3000	13.60
CHEMMAXILIP	MAXI LIP	0.00
ChemMDIComplex	MDI Complex	0.00
ChemMelawhite	Melawhite	3.95
CHemmentholCrystals	Menthol Crystals	44.25868
ChemMerquat550	Merquat 550	23.8149
CHEMMETHNIC	METHYL NICOTONATE	6.20
ChemMethylparaben	Methylparaben	39.21152
ChemMFAComp	MFA COMPLEX	18.20
ChemMicrodermBulk	MIcrodermabrasion Bulk	0.00
ChemMIcroWAx	Micro Wax	20.00

Exhibit A-1-12

ChemMiraCareBT	Miracare BT	327.45
ChemMonaquatISIES	Monaquat ISIES	24.20
ChemMSM	Dimethyl Sulfone/MSM	36.71654
ChemNA2Veg	Hydrolyzed Vegetable Protein	0.00
ChemNALS-30	NALS-30 (Oramix / Vanseal)	440.00
CHemNatrosol250HHR	l Hydroxyethcellulose 250HHR	91.60
ChemNeemExtract	Neem Extract GL	11.00
ChemNeoheliopan	Neoheliopan Hydro EUSOLEX 232	32.00
ChemNeoHelipanAV	Neo Helipan AV	0.00
ChemNeolone950	Neolone 950	0.00
CHEMNIACIN	NIACIN POWDER USP	8.565
CHEMOILMEADOW	MEADOWFOAMSEED OIL	35.15206
chemoilolive	Olive Oil	182.30
CHEMOILSOY	SOYBEAN OIL PAIL SIZE	33.00
ChemOliveM300	Olive M 300	0.00
ChemOlivem 700	Olivem 700	44.00
ChemOliveShells	Olive Shells	28.00
CHEMOMC	Octylmethoxy Cinnamate	301.31502
ChemOrangePeelExtract	Orange Peel Extract	0.00
ChemOSS	OSS	30.00
ChemOxypeptide	OXYPEPTIDE	23.40
ChemPeg8	Peg 8	0.00
ChemPEG40	PEG 40 Castor Oil	35.80
CHEMPEG7GLYCO	PEG 7 GLYCERYL COCOATE	448.00
ChemPentavitin	Pentavitin	15.20
ChemPentcareHP	Pentacare HP	1.20
CHEMPENTYGLY	Pentylene Glycol (Hydrolite 5)	94.98508
ChemPeppermintOIl	PEPPERMINT OIL	5.00
CHEMPERM101A	Permethyl 101A	108.60
ChemPermetyl99A	Permethyl 99A	0.80
ChemPGDD	PGDD	122.00
ChemPhenonip	Phenonip	30.93468
ChemPhenoxyrthanol	Phenoxyrthanol	10.00
ChemPineConeExtract	Pine Cone Extract	0.00
ChemPistachioNutOil	Pistacho Nut Oil	40.60
ChemPlantaponLGC	Plantapon LGC	80.00
ChemPlantaren1300	Plantaren 1300	461.20
ChemPlantaren2000	Plantaren 2000N	210.70
CHEMPLURAL64	PLARACARE L64( POLOXAMER 184)	0.00
CHEMPOLY-20	POLYSORBATE - 20 PAIL SIZE	370.66
CHEMPOLY60	POLYSORBATE 60 PAIL SIZE	0.00
CHEMPOLY80	POLYSORBATE 80 PAIL SIZE	0.00
ChemPolyBeadsWhite	Polyethylene Beads / White	17.00
CHEMPOLYGLYCOLP425	Polyglycol P425	39.62505
CHEMPOLYSAL450SA	POLY PORE SALICILIC ACID	20.27
ChemPolyporeRetinol	Poly-Pore 120RE (Retinol)	0.00
ChemPomagranateExtract	Pomegranate Extract	0.00
CHEMPOTPHOSANH	POTASSIIUM PHOSPHATE ANHYDROUS	0.00

Exhibit A-1-13

CHEMPOTPHOSTRI	POTASSIUM PHOSPHATE TRIHYDRATE	0.00
ChemPottasiumPhosphate	Potassium Phosphate	235.00
ChemPronleanSport	Pronlean Sport	10.74
ChemPropyleneGlycol	Propylene Glycol	689.00
ChemPropylparaben	Propyylparaben	50.99443
ChemProtachemSMP	Protachem SMP	122.00
ChemProtomate6000DS	Protomate 6000DS	179.3487
ChemPsuedoCollogenRL18	Pseudocollagen RL18	29.51351
CHEMPVP90	PVP K-90	70.00
ChemQuickPearl2	Quick Pearl 2	372.00
ChemQusomes	Qusomes	20.00
CHEMRELIVBLEND	RELIV EXTRACT BLEND	0.00
ChemRhassoulClay	Rhassoul Clay	18.35472
ChemRiceBranOil	Rice Bran Oil	0.00
ChemRitaPro300	RitaPro 300	20.5681
CHEMRONASPHERELDP	Ronaspheres LDP	3.6162
ChemRosemaryExtract	Rosemary Extract GL	13.80
ChemSageExtract	Sage Extract	0.00
ChemSafflowerOil	Safflower Oil	0.00
chemsaliacid	salicylic acid	4.92054
ChemSAP	Sodium Ascorbyl Phosphate	0.00
ChemSchercemolOHS	Schercemol OHS	81.90518
ChemSD40Alcohol	SD 40 Alcohol	681.54
ChemSeamollient	Seamollient	133.30
CHemSepigel305	Sepigel 305	26.12141
ChemSepigel501	Sepigel 501	0.00
ChemSesameOil	Sesame Seed Oil	307.60
ChemSheaButter	Shea Butter	25.00
ChemSiliwax WD-IS	Silwax WD-IS	0.00
ChemSimugelA	Simugel A	65.10
ChemSkinFloMWG	SkinFlo MWG	6.375
ChemSkinFlux	Skin Flux	3.22436
CHEMSNAP8	SNAP-8	4.20
CHEMSODCHLOR	SODIUM CHLORIDE SALT	0.00
CHEMSODHYAL1%	Sodium Hyaluronate 1%	29.02
Chemsodhydrox50%	Sodium Hydroxide Solution 50%	654.14912
ChemSodiumBicarbonate	Sodium Bicarbonate	0.00
ChemSodiumHydroxLiquid	Sodium Hydroxide Liquid	350.00
Chemsodiumlaurlsulfate	Sodium Lauryl Sulfate	0.04
chemsodlauramphoace	sodium lauroamphoacetate (mackum hpl-28	450.00
CHEMSODIUMPCA	Sodium PCA	22.10
ChemSoftisan378	Softisan 378	149.00
ChemSoluvegEN35	Soluveg EN 35	33.00
ChemSoyMilkPowder	Soy Milk Powder	31.00
ChemSoyProtein	Soy Protein	0.00
ChemSqualene	Squalene	3.35
CHEMSTABQM	STABILEZE QM	68.20
ChemStandamidSD	Standamid SD	327.05964

Exhibit A-1-14

CHEMSTEARETH20	Steareth-20 PAIL SIZE	34.30
ChemStearicAcidTP	Stearic Acid TP	245.00
ChemStearylAlcohol	Stearyl Alcohol	22.59176
CHEMSTEKCHLO	STEARALKONIUM CHLORIDE	33.40
ChemSterolRepairComplex	Sterol Repair Complex	0.00
ChemStructure3001NatStarch	Structure 3001 Nat Stratch	681.99255
ChemSodiumLaurethSulfate	Sodium Laureth Sulfate	125.143
ChemSubtilsin	Subtilsin	0.00
ChemSunflowerButter	Sunflower Butter	3.40
ChemSuproTeinV	Supro Tein V	61.00
ChemSuttocideA	SuttocideA	0.00
ChemSweetOrange	SWEET ORANGE OIL	12.60
ChemSwtAlmdOil	Sweet Almond oil	93.29
CHEMSYN-AKE	SYNAKE	2.78
ChemTangerineOIl	Tangerine Oil	3.95954
ChemTapiocaPure	Tapioca Pure	68.00
ChemTartaricAcid	Tartaric Acid	0.00
ChemTauronolI78	Tauronol I-78	187.00
ChemTeaMixture	Tea Mixture	0.00
Chemtegocare450	TegoCare 450	70.96
ChemThymeExtract	Thyme Extract	0.00
ChemTimicaXLSilverSpark	Timica XL Silver Sparkle 110s	0.00
ChemTimironMP149	Timiron MP-149	1.60
ChemTioveil AQ-G	Tioveil Aq-G (Titanium Dioxide)	2.07059
ChemTitaniumDioxide	Titanium Dioxide	49.60
ChemTospearl120A	Tospearl 120A	0.00
CHemTriethanolmine	Triethanolamine 99%	503.85477
ChemTritonX100	Triton X100	398.60
ChemUltrasilDW-18	Ultrasil DW-18	121.60
ChemUltrez10	Ultrez 10	29.70
ChemUrea	Urea	0.01764
ChemVamasoft	Vamasoft	0.00
ChemVanillaMusk	Vanilla Musk	23.69546
ChemVassa7MineralOIl	Vassa-7 Mineral Oil	139.60
ChemVeeGumUltra	Vee Gum Ultra	77.35283
ChemVegetableTensor	Vegetable Tensor	5.90
CHEMVERSAGELM750	VERSAGEL M 750	295.40
ChemVit E/Toc Ace	Vitamin E	0.95956
ChemVitAPalmitate/1.7mIU/g	Vit A Palmitate/1.7mIU/g	33.34
ChemWalnutOil	Walnut Oil	38.00
ChemWalnutShlFlour	Wlanut Shell Flour 35/60	13.31238
ChemWheatGermOil	Wheat Germ Oil	0.00
ChemWheatStarch	Wheat Starch	17.00
ChemWhiteClay	White Clay	43.0723
ChemWhiteTeaextract	White Tea Extract	0.00
ChemXanthumGum	Xanthan Gum Keltrol	32.01768
CHEMXYLITOL	XYLITOL	0.00
ChemYarrowExtract	Yarrow Extract	7.74905

Exhibit A-1-15

ChemZincidone	Zincidone	0.00
ChemZincOxide	Zinc Oxide	232.17
CINSERT016	T Inserts With Hole	9,205.00
CINSERT095	Flute Insert	7,880.00
CJAR002	2oz Glass Jar	0.00
CJAR029	L16oz 89mm RSPP Natural Jar	136.00
CJAR030	L16oz 89mm RSPP White Jar	128.00
CJAR048	Straight Jar 1/53	1,680.00
CJAR053	Straight Jar 2/58	0.00
CJAR104	Reverage Frosted Jar	13,846.00
CJAR120	White Beveled Jars 58mm 2oz	8,634.00
CJAR185	Hydron by Braun Clear Jars	10,697.00
CLABEL015	Facial Moisturizer Label white label	2,000.00
CLABEL019	Botanical Volumizing Shampoo Label 8oz	6,444.00
CLID019	White Smooth Lid 58/400	12,726.00
CLID050	Beveled Lid 53/400	1,430.00
CLID051	Dome Lid 58/400	0.00
CLID052	Domedd Lid 53/400	2,015.00
CLID117	Reliv Lids 11/2”	6,737.00
CLINER152	HT Liner 002	2,150.00
CMSC067	Pumice Stones Arizona	62.00
CoverJ61	J61 Cover	2,454.00
CPUMP009	DC2215 White Dispensing Pumps	2,278.00
CPUMP028	SH3.5CC89C W Dispensing Pump 89/400	290.00
CPUMP043	SeaQuest Perfect Black Labels	27,892.00
CPUMP135	Hydronamins Vitamin Day Creme Gold Lotion Pump 2oz	25,636.00
CSPA175	HTSPA001	5,927.00
CTUBE110	Hydron Moist Balance Tubes .75oz	5,118.00
CTUBE144	Hydron 5min Revitalizing Tubes 3.6oz	909.00
Customer Owned Raw Materials	Customer Owned Raw Materials	0.00
D01A15 CPGD	Aluminum cap gold 15ml jar	0.00
D01A15 JRGD	15ml aluminum gold jar/white glass inner	765.00
D01A50 CPGD	aluminum gold cap 50ml jar	0.00
D01A50 JRGD	50ml aluminum jar gold/glass inner white	968.00
DrammisEyeBulk	DRammis Eye Bulk	22.00
DrammisFaceBulk	Drammis Face Bulk	11.00
DrammisLipPlumperBulk	Drammis Lip Plumper Bulk	24.00
GOLD RINGS	GOLD METALLIZED RINGS Pearce	790.00
H20	WATER	476,203.36446
HB104-1Bulk	Bulk All over Moisturizer	0.00
InsertRel1540	Small Flute Insert Reliv 1540	15,764.00
Jar.5FrostedJarArrow	.5 oz Frosted Jar Arrowpak	1,212.00
Jar1/2ozBarlanFrostedJar	1/2oz Barlan Frosted Jars	17,771.00
JAR2OZBLUEH3P	2OZ BLUE JAR/H3P	0.00
JarH3PEye Cream	Jars H3P Eye Cream	485.00
JARPETFR50-GOLD	PET 50 ml Frosted Jar (with JPR53/400 Prairie Shiny Gold Metal Cap)	670.00
JarsRevAge2oz	50ml frosted PETG jar	6,006.00

Exhibit A-1-16

Jat1/53BeveledJarsWhite	White 1/53 Beveled Jars	540.00
JY00001	Hydron Polymer Type N	5,630.00
Lb2.2HydronBotanDetCond	Label 2.2oz Hydron Botanical Detangling Conditioner	1,400.00
Lb8ozlHydronGoldMicroderm	Label 8oz Hydron Microdermabrasion	3,000.00
LBL3/4INSECSEAL	3/4 IN CLEAR SECURITY SEAL	25,000.00
Lbl.5ozGldActHydFacPeel	Label Hydron Gold Active Hydroxy facial Peel	900.00
Lbl.5ozHydGldWrkRd/Instfrm	Label .5oz Gold Wrinkle Reducing w/Instafirm	5,211.00
Lbl.5ozHydLine SmthCircle	Label .5oz Hydron Line Smoothing Complex Circle	2,277.00
Lbl.5ozHydronLine smoothComplex	Label .5 oz Hydron Line Smooth Complex	3,277.00
Lbl1.7ozGoldBoPep	Label 1.7oz Gold Bopeptide	597.00
Lbl1.7ozHydGldTintMoist	Label 1.7 oz Gold Tonted Moisturizer	900.00
Lbl1.9ozHydronaminsDaycrm	Label 1.9oz Hydronamins Day Cream	3,241.00
Lbl1ozHydronaminsantifirmingtpy	Lable 1oz Hydronamins anti firming therapy	100.00
Lbl2.2HydronBitanShamp	Label 2.2oz Hydron Botanical Shampoo	900.00
Lbl2ozcrclNightCream	Label 2oz Night Cream Bottom Circle	1,013.00
Lbl2ozDeepHl&HdCrm	Label Hydron Deep Heal & Hand Cream	1,200.00
Lbl2ozHydGldMicroDeepTreat	Label 2oz Gold Microderm Deep Treatment	878.00
Lbl2ozHydronBitanToner	Label 2oz Hydron Botanical Toner	3,800.00
Lbl2ozHydronGldMicroderm	Label 2oz Gold Microdermabrasion	3,222.00
Lbl2ozHydronGoldNightCrm	Label 2oz Hydron Gold Night Cream	778.00
LBL4ozMenthIceCollRlf120gr	Label Menthol Ice Cooling Relief 4oz/120gr	1,162.00
LBL5136D	Labels Revers Age reliv daily skin defense 1.9oz	11,477.00
LBL5491D	Label Hydron Fragile Eye Moisturizer .5ozCIRCLE	6,993.00
LBL5491E	LABEL TINTED MOISTURIZER 1.9oz(no spf)	9,304.00
LBL5491F-B	LABEL BLUSH BEIGE CIRCLE/BOTTOM	4,663.00
LBL5491F-BR	LABEL BARELY BRONZE CIRCLE/BOTTOM	5,000.00
LBL5491F-P	LABEL FAIR PEACH/CIRCLE BOTTOM	4,385.00
LBL5491N	BOTTOM LABEL CIRCLE HYDRONAMINS NIGHT	8,637.00
LBL5555E	HYDRON BOTANICAL TONER 2OZ	4,500.00
LBL6254A	Labels Hydronamins Vitamin Therapy Night Cream	3,635.00
LBL6254D	Labels Hydronamins Vitamin Therapy Eye Cream	5,000.00
LBL6254E	4oz Microderm cleanser	1,000.00
LBL6254F	Label Gold Series MicroDermabrasion Face Cleaner 6oz/180 ml	2,500.00
LBL6254G	Labels Botanical Detangling Conditioner 8oz	5,220.00
LBL6254H	Label Botanical Toner 6oz/180ml Step 2	1,353.00
LBL6254I	Label Gentle Cleansing Cream 6oz/165g	1,278.00
LBL6254K	Label Daily Facial Moisturizer 1.9oz/56ml step 4 am	2,724.00
Lbl6254L	Label Hydron Fragile Eye MoistirizerSIDE	4,222.00
Lbl6254M	Label 8oz Microderm Cleanser Clr/Gold	3,200.00
Lbl6254N	Label Hydrating Shave Cream 4oz/120ml	2,478.00
Lbl6254O	Label After Shave Nourishing Balm 2.6oz/80ml	2,500.00
LBL6254U	MICRODERM FACIAL W/INGRED	5,900.00
LBL6254V	H3P VITAL SAMPLE	3,100.00
LBL6254W	H3P EYE SAMPLE	3,100.00
Lbl8ozHydrAllOvrMoist	Label Hydron All over Moisturizer	18,794.00
Lbl8ozHydronaminGtlClnCrm	Label 8 oz Hydronamins Gentle Cleansing Cream	2,000.00
Lbl8ozHydronBotanBath&Shwr	Label 8oz Hydron Botanical Bath&Shower	4,614.00
LBLAOMSIDE1	AOM 8OZ BTL SIDE 1 LABEL	0.00

Exhibit A-1-17

LBLAOMSIDE2	LABEL AOM BTL SIDE 2	88.00
LBLBODYMISTB	BOTANICAL BODY MIST BACK	4,750.00
LBLBODYMISTFR	BOTANICAL BODY MIST FRONT	4,754.00
LblBoPeptideBack	BoPeptide Serum Back Label 1” Circle	11,000.00
LblBoPeptideTop	BoPeptide Serum Top label 1” Circle	4,500.00
LBLC/R1.0RETINOL	label C/R 1.0 Retinol serum 1 ounce airless	0.00
LBLC/RBRIGHTENING	label C/R brightening serum 1 ounce airless	0.00
LBLC/RLIPID	label C/R Lipid Replenishing 2ounce jar	0.00
LBLCIRLGH3P	1.25” CIRCLE BOTTOM H3P	4,306.00
LBLCIRSMH3P	1”CIRCLE LABEL BOTTOM H3P	3,004.00
LblGentleeyemakeuplabel	Gentle Eye Makeup Label	1,315.00
LBLHEART	RED HEART-OUR GIFT TO YOU	19,000.00
LblHydromaminBopep1oz	Label Hydronamins Bo peptide 1 oz label	400.00
LblHydron1ozTriActcircle	Label 1oz Tri Activating Circle	3,672.00
LblHydronaminAdvBdyCrm	Hydronamins advanced Body Cream Label	1,000.00
LblHydronGntlPatarndEye	Label Hydron Gently Pat around the eye	9,236.00
LblHydronGrdnMlnBodyWash	Label 2oz Garden Melon Body Wash	1,200.00
LblHydrTriActSkinCLr	LAbel Hydron Tri Activating Skin Clarifier 1 oz	500.00
LBLLEDBTLSERUM	LABEL LED SERUM BOTTLE	3,000.00
LBLLEDH	LABEL LED H (SWITCH)	2,747.00
LBLLEDINFO	LABEL LED HYDRON INFO	2,747.00
LBLLEDL	LABEL LED L (SWITCH)	2,747.00
LBLLEDTHERAPY	LABEL LED LIGHT THERAPY	2,747.00
LBLMENBODY	label men’s body wash	4,795.00
LBLORGBTLBACK	label organics back bottle all frag	8,500.00
LBLORGBTLCIT	label organics front citrus bottle	2,500.00
LBLORGBTLGAR	label organics front gardenia bottle	2,700.00
LBLORGBTLHAZ	label organics front hazelnut bottle	2,400.00
LBLORGJARCIT	label organics jar citrus watermelon	2,700.00
LBLORGJARGAR	label organics jar gardenia	2,600.00
LBLORGJARHAZ	label organics jar hazelnut	2,500.00
LBLPROCOLLAGENSIDE	HYDRONOLOGY PRO-COLLSIDE	0.00
LBLPROCOLLCIRCLE	HYDRONOLOGY PRO-COLL CIRCLE	0.00
LBLPSSAMPVITREC	LABEL-SAMPLE PRO VITAL RECOVERY	0.00
LBLPUFFYEYE	LABEL FULL SIZE AM PUFFY EYE	4,861.00
LblReliv5730M	Label Reverse Age Reliv Balanced Cleansing Gel 3.7oz	11,373.00
LBLRelivEyeCreamBottomLabel	Reliv Eye Cream Bottom Circle Label	3,300.00
LBLRelivNightBottomCircle	Reliv Night Cream Bottom Circle Label	24,809.00
LblRelivSm&LiftLabel	ReversAge Smooth & Lift Serum Label	6,796.00
LBLSAMBRIGHTH3P	H3P SAMPLE BRIGHTENING	0.00
LBLSAMGLUCOH3P	H3P SAMPLE GLUCOSAMINE	0.00
LBLSAMPMENTHBA	LABEL MENTHOL ICE SAMPLES BACK	3,286.00
LBLSAMPMENTHFR	LABEL MENTHOL ICE SAMPLE FRONT	3,296.00
LBLSAMPSHAVEBA	LABEL- SHAVE CREAM-BACK	4,600.00
LBLSAMPSHAVEFR	SAMPLE MEN’S SHAVE CREAM-FRONT	4,600.00
LBLSAMPUFFYEYE	SAMPLE SIZE PUFFY EYE	0.00
LBLSIDELIPPLUMP	HYDRONOLOGY SIDE LIP PLUMPER	0.00
lbltriact.5oz	TriAct .5oz travel-label	3,891.00

Exhibit A-1-18

Lid48/400DomeWhite	Lid 48/400 Dome White	1,750.00
LID58/400GOLD	GOLD LID 58/400	0.00
MACK	MACK CONDITIONER	225.00
PouchVPD-02	Pouch Velvet Royal 2”x3”	0.00
Proelement	Proelement CU	2.20
Pump1ozGlassRound	Pump 1oz Glass Round Pump	26,400.00
PUMP24/410	WHITE LOTION PUMP 24/410	8,495.00
Pump24/410Silver	24/410 Silver Collar Pumps	0.00
PumpAB65/45/P for AB65/40	Pump for BtlProSeriesAB65/40-price incl w bottle	2,748.00
PumpAB65/80P fo AB65/80	Pump for AB 65/80 price included in bottle	1,569.00
PumpBlackRibbed	Pump 24-410 Black Ribbed with a 7.5 in dip tube	757.00
PUMPHYD50ML	20/410 AIRLESS LOTION PUMP FOR AIRLESS BOTTLES	0.00
PumpLotionPumpGoldCll	18/415NK Lotion Pump With Gold Collarand Dust Cover	0.00
PUMPRELIV50ML	PUMP SILVER FOR RELIV AIRLESS BOTTLE	0.00
PumpWhitePumpCustom	White Pumps from Custom Settlement	35,200.00
PVC		0.00
REGEN243	Olive 300	49.60
ChemLecithin	Lecithin	0.00
ROGEN209	Oil Tangerine California	15.70
RRGEN221	TR 1	8.00
RSGEN029	Mackernium SDC-85	70.00
RSGEN074	JEETERIC JS	42.00
ChemJeemate 6000-DS	JEEMATE 6000-DS	233.80
RSGEN076	Jeemide HCA-RC	399.00
RSGEN126	Proteric JS	228.00
RSGEN169	Mackanate LO	32.00
RSGEN170	Ritox 59	31.00
RSGEN200	Antil 127	176.00
RSGEN205	Planteran APB	166.40
RSGEN206	Cosmedia SP	43.60
SilkScreen1.0RetSerum	Silk Screen 1.0 Retinol Serum	299.00
SilkScreenH3P.5RetSerum	.5 Silk Screen Retinol Serum	1,595.00
SilkScreenH3PBenPerSOl	Silk Screen Benzyl Peroxide Solution	750.00
SilkScreenH3PCoalTar	Coal Tar Silk Screeen	742.00
SilkScreenH3PDailyMoist	Daily Moisturizer Silk Screen	36.00
SILKSCREENH3PJ	SILK SCREENING H3P JARS	416.00
SILKSCREENH3PJEye Cream	Eye Cream Silk Screen	245.00
SilkScreenH3PPorDefGlu	Pore Defining Glusomine Silk Screen	0.00
SilkScreenH3PPurRadBri	Pure Radiance Brightening Silk Screen	0.00
SILKSCREENMICROTUBE	silk screening micro tube 2.25oz	419.00
SilkScreenReverage	Silk Screening Bottles Reverage	11,000.00
SILVER RINGS	Silver Rings	645.00
SprayWhiterib7.75	Sprayer 24-410 White Ribbed 7.75 dip tube	573.00
TRAY30DAY	TRAY FOR 30 DAY KIT-BLUE	5,598.00
TUBE1OZ-WHITE	1 OZ TUBE	0.00
TUBE1.5ozdeco	BROOKSTONE 1.5 OZ. DECORATED	4,947.00
TUBE3mldeco	BROOKSTONE 3 ML TUBE DECORATED	52,840.00
TUBE5ozdeco	BROOKSTONE 5 OZ. DECORATED	18,544.00

Exhibit A-1-19

TubeAllOverMoist	Hydron All Over Moisturizer Tube 2.25oz	0.00
TubeFragileEye.25Tube	.25oz Fragile Eye Tube	0.00
TubeReliv1555	Tube Reliv 1555 Total Body Renewal	5,575.00
XXJ5	INSERT DAY/NIGHTEYE	3,123.00
		1,785,681.93145

Exhibit A-1-20

SCHEDULE A-2

ASSUMED CONTRACTS

All executory oral or written agreements for the provision of products or services, whether as purchaser or seller, between Hydron and any other party as follows:

Description of Oral Agreements

NONE

List of Written Agreements, including Description of Purchase Order Agreements

Name of Party	Purpose of Agreement

1.	Paetec	Phone Utilities
2.	Gama Communications	Phone Service Contract
3.	US Bancorp – 735	Equipment Lease
4.	US Bancorp – 748	Equipment Lease
5.	Landlord – Suite F	Lease through Dec 31, 2008

Exhibit A-2-1

PURCHASE ORDERS FOR THE PURCHASE OF RAW MATERIALS

AS OF SEPTEMBER 30, 2008

Type	Date	Name	Num	Deliv Date	Amount	Deposit

Purchase Order	07/03/2008	EMPIRE/EMCO	07Xact173	09/03/2008	46,087.05	21,368.55
Purchase Order	08/15/2008	Florida Packaging & Graphics	8249	08/15/2008	7,375.00	3,687.50
Purchase Order	09/05/2008	ORCHID SPRINGS INT’L INC.	8258	09/05/2008	33,350.00	9,994.50
Purchase Order	09/16/2008	SPECTRUM GRAPHICS	8268	09/16/2008	5,330.00	2,665.00
Purchase Order	09/16/2008	SPECTRUM GRAPHICS	8269	09/16/2008	5,330.00	2,665.00
Purchase Order	09/17/2008	Florida Packaging & Graphics	8271	09/17/2008	25.00	25.00
Purchase Order	09/22/2008	ORCHID SPRINGS INT’L INC.	8275	09/22/2008	21,250.00	0.00
Purchase Order	09/24/2008	Universal Preserv-A-Chem	8278	09/24/2008	2,074.88	0.00
Purchase Order	09/24/2008	UNIVAR USA	8279	09/24/2008	4,150.78	0.00
Purchase Order	09/24/2008	National Starch & Chemical Co	8280	09/24/2008	108.50	108.50
Purchase Order	09/24/2008	Croda/Sederma Inc.	8281	09/24/2008	2,340.00	0.00
Purchase Order	09/24/2008	ACTIVE CONCEPTS	8282	09/24/2008	3,496.00	0.00
Purchase Order	09/30/2008	ESSENTIAL INGREDIENTS-001	8285	09/30/2008	1,160.25	0.00
Purchase Order	09/30/2008	Desert Whale JOJOBA CO.	8286	09/30/2008	2,977.92	2,977.92
					135,055.38	43,491.97

There Purchase Orders were received prior to October 1, 2008 and are being contributed subject to the obligation of the Company to Hydron an aggregate amount of $84,745,.95 as provided in Section 7 of the Agreement:

o	Brookstone PO 19504
o	Brookstone PO 19503
o	Brookstone PO M42549
o	Brookstone PO 30212
o	Brookstone PO 26734
o	Brookstone PO 32614
o	Brookstone PO M43004,
o	Brookstone PO 36816
o	Brookstone PO 36815
o	Healthy Direction HD10154
o	Reliv 1500 and 1501 and 1520 M Christopher

Exhibit A-2-2

SCHEDULE A-3

OTHER ASSETS

1.        All Tangible Personal Property, including all computers, servers, furniture and office supplies as set forth below:

Purchase Date	Purchase Description	Account
04/01/1997	Fax Machine	16000 • Furniture & Fixtures
04/01/1997	File Cabinets 2 dwr (2)	16000 • Furniture & Fixtures
04/01/1997	Full Size Refridgerator	16000 • Furniture & Fixtures
07/01/2005	GE Refridgerator	16000 • Furniture & Fixtures
03/01/1996	Guest Chair	16000 • Furniture & Fixtures
04/01/1997	Ibico Binding Machine	16000 • Furniture & Fixtures
04/01/1997	Lab Work Station	16000 • Furniture & Fixtures
04/01/1997	Marble Table	16000 • Furniture & Fixtures
11/30/1995	Metal Cabinet 5 drwr (2)	16000 • Furniture & Fixtures
04/01/1997	Metal Desk (2)	16000 • Furniture & Fixtures
04/01/1997	Metal File Cabinets (8)	16000 • Furniture & Fixtures
04/01/1997	Metal File Cabinets 3 drwr (1)	16000 • Furniture & Fixtures
05/27/1997	Metal File Cabinets 4 dwr (4)	16000 • Furniture & Fixtures
12/14/2007	Metal Work Tables (3)	16000 • Furniture & Fixtures
04/01/1997	Microwave	16000 • Furniture & Fixtures
04/01/1997	misc furn & fixtures	16000 • Furniture & Fixtures
09/06/2001	Office Partitions	16000 • Furniture & Fixtures
11/04/2005	Pallet Racks 11/4/05	16000 • Furniture & Fixtures
04/01/1997	Paper Gullotine	16000 • Furniture & Fixtures
04/25/1997	Plastic Shelving Units	16000 • Furniture & Fixtures
04/01/1997	Rolling Chairs (8)	16000 • Furniture & Fixtures
04/01/1997	Small Fan (2)	16000 • Furniture & Fixtures
04/01/1997	Time Clock	16000 • Furniture & Fixtures
04/01/1997	Toaster Oven	16000 • Furniture & Fixtures
04/01/1997	Tower Fan	16000 • Furniture & Fixtures
04/01/1997	Wall Clocks (4)	16000 • Furniture & Fixtures
04/01/1997	Wheeled Table	16000 • Furniture & Fixtures
04/01/1997	Wood Credenza	16000 • Furniture & Fixtures
04/01/1997	Wood Flie Cabinet 2 drwr	16000 • Furniture & Fixtures
04/01/1997	Wood Shelf	16000 • Furniture & Fixtures
04/01/1997	Wood Shelf Unit	16000 • Furniture & Fixtures
04/01/1997	Wooden Desks (6)	16000 • Furniture & Fixtures
04/01/1997	Wooden Lockers (8)	16000 • Furniture & Fixtures
04/01/1997	Work Chairs (10)	16000 • Furniture & Fixtures
04/01/1997	Work Table (Shipping)	16000 • Furniture & Fixtures
05/24/2007	Xerox C2424 Multifunction Color Printer	16000 • Furniture & Fixtures
11/03/2005	AMW Monitor	16400 • Data Processing Equipment
07/01/2005	APC Back Up PS Battery (3)	16400 • Data Processing Equipment
12/31/2004	Canon Calculator MP25D	16400 • Data Processing Equipment
12/31/2004	Compac Presario SR 5518 F	16400 • Data Processing Equipment
12/31/2004	Compaq Presario HD	16400 • Data Processing Equipment

Exhibit A-3-1

08/25/2008	Compaq SR5501	16400 • Data Processing Equipment
11/03/2005	Dell Hard Drives (3)	16400 • Data Processing Equipment
09/14/2005	Dell Monitor	16400 • Data Processing Equipment
02/10/2003	Dell Network Server	16400 • Data Processing Equipment
07/11/2006	Dell Printer	16400 • Data Processing Equipment
02/06/2003	Dynamics Server	16400 • Data Processing Equipment
09/14/2005	E Machine Hard Drive	16400 • Data Processing Equipment
12/31/2004	E Machine Monitor	16400 • Data Processing Equipment
11/03/2005	Gateway HD	16400 • Data Processing Equipment
12/31/2004	Hann-G Monitor	16400 • Data Processing Equipment
09/05/2005	HP 6220B Computer	16400 • Data Processing Equipment
11/03/2005	HP 665 Monitor	16400 • Data Processing Equipment
11/03/2005	HP Hard Drives (2)	16400 • Data Processing Equipment
10/08/1995	HP Laserjet 4 ( the old veteran)	16400 • Data Processing Equipment
07/01/2008	HP Pavillion Hard Drive 6830	16400 • Data Processing Equipment
04/21/2008	Laptop	16400 • Data Processing Equipment
08/28/2008	Laptop NTBK EX4420	16400 • Data Processing Equipment
12/31/2004	Lenovo Monitor	16400 • Data Processing Equipment
12/31/2004	Mag Inovision Monitor	16400 • Data Processing Equipment
12/31/2004	misc data processing equip	16400 • Data Processing Equipment
09/29/2008	MOnitors from Office Depot (3)	16400 • Data Processing Equipment
10/15/1995	Network Card	16400 • Data Processing Equipment
09/14/2005	Norcent Monitor	16400 • Data Processing Equipment
08/15/2008	PC Screen	16400 • Data Processing Equipment
11/03/2005	Pelouze Mail Weighing Scale	16400 • Data Processing Equipment
09/24/2008	Telephone System	16400 • Data Processing Equipment
09/14/2005	View Sonic Monitor	16400 • Data Processing Equipment
09/14/2005	Zebra Thermal Printer	16400 • Data Processing Equipment
09/01/2006	Multisoft Software	16700 • Software
08/17/2006	Quickbooks	16700 • Software
08/17/2006	Software	16700 • Software

Exhibit A-3-2

MANUFACTURING & LABORATORY EQUIPMENT

Purchase Date	Purchase Description	Account

09/02/2008	10 gallon mixing tank	16200 • R & D Equipment
12/31/2004	100 gallon Tanks (2)	16200 • R & D Equipment
12/31/2004	100 Gallon Tank-Wheeled	16200 • R & D Equipment
07/31/2006	30 Gal Holding Tanks (3)	16200 • R & D Equipment
12/31/2004	30 Gallon Mixing Tank	16200 • R & D Equipment
12/31/2004	350 Gallon MixingTank	16200 • R & D Equipment
06/26/2007	4 Ft Aluminum Table	16200 • R & D Equipment
06/26/2007	500 Gallon Holding Tank	16200 • R & D Equipment
06/26/2007	500 gallon Holding Tank	16200 • R & D Equipment
07/21/2008	500 gallon stainless steel tank	16200 • R & D Equipment
08/04/2008	500 Gallon tank	16200 • R & D Equipment
12/31/2004	55 Gallon Tanks (4)	16200 • R & D Equipment
06/26/2007	Accumulating Table	16200 • R & D Equipment
06/24/2008	Advantage Air Cooled Chiller	16200 • R & D Equipment
07/01/2005	C Filling Machine	16200 • R & D Equipment
06/26/2007	Conveyor	16200 • R & D Equipment
12/31/2004	Conveyor (2)	16200 • R & D Equipment
06/26/2007	Crown Forklift	16200 • R & D Equipment
06/26/2007	Domino Code box 2	16200 • R & D Equipment
08/05/2008	Domino Code Box 3 Ink Coder	16200 • R & D Equipment
06/26/2007	Double Lab Sink SS	16200 • R & D Equipment
09/11/2008	Filler	16200 • R & D Equipment
07/21/2008	Filler	16200 • R & D Equipment
06/26/2007	Gifford Wood Bottle Feeder	16200 • R & D Equipment
12/31/2004	Hand Jacks (2)	16200 • R & D Equipment
08/04/2008	head filler	16200 • R & D Equipment
06/26/2007	Hobart Kettle 60 Gal w Mixer	16200 • R & D Equipment
10/31/2005	Homogenizer and Motor	16200 • R & D Equipment
10/31/2005	Hot Plates/Stirrer (2)	16200 • R & D Equipment
11/03/2005	Hot Stamp Machine	16200 • R & D Equipment
12/31/2004	Hyster Forklift	16200 • R & D Equipment
07/01/2005	Incubator Bockel Model 13300	16200 • R & D Equipment
10/31/2005	Label Machine	16200 • R & D Equipment
08/04/2008	Labeling Machine	16200 • R & D Equipment
07/21/2008	labeling machine and coder	16200 • R & D Equipment
12/31/2004	Large Heat Tunnel	16200 • R & D Equipment
06/26/2007	Liquid Filamatic	16200 • R & D Equipment
06/26/2007	Marble table	16200 • R & D Equipment
06/26/2007	McKenzie Conveyor	16200 • R & D Equipment
10/31/2005	Microscope	16200 • R & D Equipment
10/31/2005	Misc R&D equip	16200 • R & D Equipment
06/26/2007	MIxing Kettle 150Gal	16200 • R & D Equipment

Exhibit A-3-3

10/31/2005	MOtors (2)	16200 • R & D Equipment
07/01/2005	Oakton PH Meters (3)	16200 • R & D Equipment
06/26/2007	Pallet Racks	16200 • R & D Equipment
10/31/2005	PH Meter	16200 • R & D Equipment
07/01/2005	PH Meter MOdel 410	16200 • R & D Equipment
10/31/2005	Scales (4)	16200 • R & D Equipment
12/31/2004	Small Heat Tunnel	16200 • R & D Equipment
10/31/2005	Specific Gravity Balance	16200 • R & D Equipment
10/31/2005	Specific Gravity Bottles (2)	16200 • R & D Equipment
06/26/2007	SS Tri Blender/Ladish	16200 • R & D Equipment
07/01/2005	Thermo Lyne Hot Plates (2)	16200 • R & D Equipment
07/21/2008	Tube Sealer	16200 • R & D Equipment
07/01/2005	Tube Sealer A Line	16200 • R & D Equipment
08/04/2008	Tube Sealer TP 30	16200 • R & D Equipment
07/01/2005	Uro Star Stirring Machines	16200 • R & D Equipment
10/31/2005	Viscometer	16200 • R & D Equipment
08/18/2008	Viscometer	16200 • R & D Equipment
10/31/2005	Water Bath	16200 • R & D Equipment
06/26/2007	Waukesha Pump	16200 • R & D Equipment

Exhibit A-3-4

2.	All Trade Secrets, all customer lists and associated goodwill.

a.	All domain names, software customization and designs.
b.	Retail/Catalog Customer List – Approximately 15,000 names
c.	Retail/Catalog Email List - Approximately 8,000 names
d.	Contract Customers and prospects, including, but not limited to:
i.	Art of Shaving
ii.	BeeCeuticals
iii.	Brookstone
iv.	Dr Drammis and related companies
v.	Elite Group
vi.	Fashion Fair
vii.	Goodier
viii.	Hair Force One
ix.	Healthy Directions
x.	Hi-Living
xi.	Kathy Hilton/Reliant/RIMC/and related companies
xii.	Metro Salon
xiii.	Michael Christopher
xiv.	P&G - Procter & Gamble
xv.	Pharmatech Resources and related companies
xvi.	Reliv
xvii.	S-Solutions
xviii.	SmashBox
xix.	Ted Gibson
xx.	Transdermal Technologies
xxi.	Usana

3.        All licenses, permits and other authorization required under local, state or federal law relating to the conduct of the Hydron Business to the extent transferable.

a.	Alcohol License from the Florida Department of Tobacco and Firearms

Exhibit A-3-5

4.        All rights and obligations of Hydron under its equipment leases, including leases to the copiers and mail meter to the extent transferrable, as set forth below:

a.	US Bancorp – 735 - Equipment Lease
b.	US Bancorp – 748 – Equipment Lease
c.	COPIER – NO Lease
d.	Mail Meter – Not Applicable

5.        All catalogues of products and services, powerpoint presentations, speeches, articles, product descriptions, website programming, website copy, even though not attached herein.

Exhibit A-3-6

EXHIBIT C

ASSUMPTION AGREEMENT

THIS ASSUMPTION AGREEMENT (this “Assumption”) is made this 1st day of October, 2008, by and between HYDRON TECHNOLOGIES, INC., a Delaware corporation (“Hydron”), and BRAND BUILDERS RX, LLC, a Delaware limited liability company (the “Company”). All capitalized terms used but not defined herein shall have the meanings set forth in the Assignment and Assumption Agreement dated as of the date hereof between Hydron and the Company, including any document incorporated therein by reference (the “Agreement”).

W I T N E S S E T H:

WHEREAS, Hydron and the Company have entered into the Agreement providing, among other things, for Hydron to assign, transfer, convey, and the Company has agreed to accept and receive the Assets; and

WHEREAS, this Assumption is delivered pursuant to the Agreement in order to effect the assumption thereunder by the Company of the debts, liabilities and obligations of Hydron associated with the Assets.

NOW, THEREFORE, pursuant to the terms and subject to the conditions of the Agreement and for other good and valuable consideration:

1.         The Company hereby assumes and agrees to pay, perform or discharge when due the following debts, liabilities and obligations of Hydron relating to the Assets, to the extent the same are not paid, performed or discharged as of the date hereof.

(a)       The debts, liabilities and obligations of Hydron relating to the Assets, whether known or unknown, fixed or contingent, direct or indirect, joint or several, secured or unsecured, liquidated or unliquidated, accrued or unaccrued, due or not due, contractual or tortious, or arising by operation of law or otherwise, including, but not limited to, the debts, liabilities and obligations set forth in Schedule A-1 hereto.

2.         This Assumption shall, in all events, be construed (i) to include the rights or remedies arising out of the Assets which third parties would have had against Hydron had the transactions contemplated by the Agreement not taken place and (ii) so that none of the debts, liabilities and obligations assumed hereunder shall be expanded, increased, broadened or enlarged such as to include rights or remedies which third parties would not have had against Hydron had the transactions contemplated by the Agreement not taken place.

Exhibit C-1

3.         Nothing in this Assumption shall preclude or prohibit the Company from contesting in good faith the legality, validity or enforceability of any debt, liability or obligation assumed by the Company hereunder.

4.         This Assumption shall be binding on the Company and its respective successors and assigns, and shall inure to the benefit of the Company and its successors and assigns.

[SIGNATURE PAGE FOLLOWS]

Schedule C-2

IN WITNESS WHEREOF, the parties, intending to be legally bound, have caused this Assumption to be duly executed in their respective corporate names by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed and duly attested, and the same to be delivered, all as of the day and year first above written.

HYDRON TECHNOLOGIES, INC.

By:	/s/s Richard Banakus
Richard Banakus,
Chairman and Interim President

BRAND BUILDERS RX, LLC

By:	/s/s Ilonka Harezi
Ilonka Harezi, Manager

Schedule C-3

SCHEDULE C-1

ASSUMED LIABILITIES

1.        Any and all executory obligations relating to any Assets conveyed to the Company pursuant to the Joint Venture Agreement or the LLC Agreement, including, without limitation, those performance and payment liabilities and obligations arising under the Assumed Contracts, and all obligations to pay royalty payments payable by Hydron, its successors or assigns under the Hydron Agreement, from and after the Effective Date. The payables below represent certain obligations the Company has agreed to assume, but some of the payees will be payees of the Company pursuant to the agreements or obligations that have been conveyed to the Company as of October 1, 2008.

2.        Assumed Liabilities shall not include any liability or obligation of Hydron not expressly assumed, including but not limited to, (i) for income, transfer, ad valorem, sales, use or other taxes relating to the sale of products or services by Hydron or other taxes payable by Hydron, (ii) associated with Excluded Assets, except to the extent expressly assumed pursuant to the License Agreement or otherwise expressly assumed, (iii) for salary, bonus, vacation pay or other employee benefits, or otherwise pertaining to any employee of Hydron for any period while employed by Hydron even if such employee is subsequently employed by the Company or (iv) relating to the Assets prior to the Effective Date, except as to the following trade payables relating to the Accounts Receivable or Inventory assigned to the Company:

CUSTOM PACKAGING-V	7,500.00
Dr. Madhavi Kandula	2,500.00
EMPIRE/EMCO	24,246.40
Florida Packaging & Graphics	4,603.45
GAMMA COMMUNICATIONS	5,822.83
Packaging Solutions	2,893.49
PaeTec Communications, Inc.	1,238.75
REPUBLIC WASTE SERVICES	597.94
Sherb & Company	0.00
US BANCORP-735	1,727.79
US BANCORP-748	1,121.21

3.        The fees and costs associated with Ruden McClosky, Smith, Schuster & Russell, P.A. are obligation of the Company. These expenses are to be billed to Hydron, but represent obligations of the Company. The fees and expenses as of October 28, 2008 are $40,895.41, plus additional fees and costs through Closing.

4.	These are payment obligations pursuant to the following purchase orders:

Schedule C-1-1

Type	Date	Name	Num	Deliv Date	Amount	Deposit

Purchase Order	07/03/2008	EMPIRE/EMCO	07Xact173	09/03/2008	46,087.05	21,368.55
Purchase Order	08/15/2008	Florida Packaging & Graphics	8249	08/15/2008	7,375.00	3,687.50
Purchase Order	09/05/2008	ORCHID SPRINGS INT’L INC.	8258	09/05/2008	33,350.00	9,994.50
Purchase Order	09/16/2008	SPECTRUM GRAPHICS	8268	09/16/2008	5,330.00	2,665.00
Purchase Order	09/16/2008	SPECTRUM GRAPHICS	8269	09/16/2008	5,330.00	2,665.00
Purchase Order	09/17/2008	Florida Packaging & Graphics	8271	09/17/2008	25.00	25.00
Purchase Order	09/22/2008	ORCHID SPRINGS INT’L INC.	8275	09/22/2008	21,250.00	0.00
Purchase Order	09/24/2008	Universal Preserv-A-Chem	8278	09/24/2008	2,074.88	0.00
Purchase Order	09/24/2008	UNIVAR USA	8279	09/24/2008	4,150.78	0.00
Purchase Order	09/24/2008	National Starch & Chemical Co	8280	09/24/2008	108.50	108.50
Purchase Order	09/24/2008	Croda/Sederma Inc.	8281	09/24/2008	2,340.00	0.00
Purchase Order	09/24/2008	ACTIVE CONCEPTS	8282	09/24/2008	3,496.00	0.00
Purchase Order	09/30/2008	ESSENTIAL INGREDIENTS-001	8285	09/30/2008	1,160.25	0.00
Purchase Order	09/30/2008	Desert Whale JOJOBA CO.	8286	09/30/2008	2,977.92	2,977.92
					135,055.38	43,491.97

Schedule C-1-2